Second Step Conversion	12 Months Ended
Dec. 31, 2011
Second Step Conversion
Note 2:	Second Step Conversion

On July 14, 2010, Jacksonville Bancorp, Inc. completed its conversion from the mutual holding company structure and the related public offering and is now a stock holding company that is fully owned by the public.  As a result of the conversion, the mutual holding company and former mid-tier holding company were merged into Jacksonville Bancorp, Inc. at book value as the entities were under common control.  Jacksonville Savings Bank is 100% owned by the Company and the Company is 100% owned by public stockholders.  The Company sold a total of 1,040,352 shares of common stock, par value $0.01 per share, in the subscription and community offerings, including 41,614 shares to the Jacksonville Savings Bank employee stock ownership plan.  All shares were sold at a price of $10 per share, raising $10.4 million in gross proceeds.  Conversion related expenses of $1.2 million were offset against the gross proceeds, resulting in $9.2 million of net proceeds.  Concurrent with the completion of the offering, shares of Jacksonville Bancorp, Inc., a federal corporation, common stock owned by public stockholders were exchanged for 1.0016 shares of the Company’s common stock.  Cash in lieu of fractional shares was paid at a fraction of $10 per share, our offering price per share.  As a result of the offering and the exchange, at September 30, 2010, the Company had 1,923,689 shares outstanding and a market capitalization of $20.7 million.  The shares of common stock sold in the offering and issued in the exchange trade on the NASDAQ Capital market under the symbol “JXSB,